                                                                    Exhibit 10.6

                    THE DERBY CYCLE CORPORATION AND OTHERS
                        as Borrowers and/or Guarantors

                              CHASE MANHATTAN plc
                                  as Arranger

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   as Banks

                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Facility Agent

                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Security Agent

                    ______________________________________

                           FIFTH AMENDMENT AGREEMENT
                                  relating to
                    a facility agreement dated 12 May 1998

                    ______________________________________

                                   CONTENTS

 1. Interpretation....................................................  1

 2. Amendments........................................................  1

 3. General...........................................................  1

 SCHEDULE 1...........................................................  3

     The Borrowers....................................................  3

 SCHEDULE 2...........................................................  4

     The Guarantors...................................................  4

 SCHEDULE 3...........................................................  6

     The Banks........................................................  6

 SCHEDULE 4...........................................................  7

     Further Amendments to Facility Agreement.........................  7

                                                                    Exhibit 10.6

THIS AMENDMENT AGREEMENT is made on the 17 December 1999

BETWEEN:

(1) THE DERBY CYCLE CORPORATION on behalf of itself and each of THE COMPANIES NAMED IN SCHEDULE 1 (the "Borrowers");

(2) THE DERBY CYCLE CORPORATION on behalf of itself and each of THE COMPANIES NAMED IN SCHEDULE 2 (the "Guarantors");

(3)  CHASE MANHATTAN plc (the "Arranger");

(4)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Facility Agent");

(5)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Security Agent"); and

(6)  THE FINANCIAL INSTITUTIONS NAMED IN SCHEDULE 3 (the "Banks").

WHEREAS:

(A) By a facility agreement dated 12 May 1998 as amended and restated pursuant to an amendment and restatement agreement dated 3 February 1999 and as further amended pursuant to an amendment agreement dated 30 April 1999 and as further amended pursuant to an Amendment Agreement dated 31 August 1999 and as further amended by the terms of an Amendment Agreement dated 25 November 1999 and as further amendment pursuant to this Amendment Agreement (collectively the "Facility Agreement") entered into between the parties hereto, the Banks have agreed to make certain credit facilities available to the Borrowers.

(B) The Parties hereto, with effect from the date hereof, have agreed to amend the Facility Agreement in the manner set out in Schedule 4.

NOW IT IS HEREBY AGREED as follows:

1.   Interpretation

     Unless the context otherwise requires, words and expressions defined in the Facility Agreement shall have the same meaning herein.

     "Effective Date" means the date on which the Facility Agent has confirmed to the Company and the Banks that it has received evidence satisfactory to it that upon completion of the Nottingham Property the Net Proceeds will be remitted to the Land Sale Account (as such terms are defined in Schedule 4 hereof).

2.   Amendments

     Each of the parties agrees that, as from the Effective Date, the amendment referred to at Schedule 4 shall become effective (subject to the provisions of Clause 3.8).

3.   General

     3.1 The Facility Agreement and this Agreement shall be read and construed as a single document.

     3.2 References in the Facility Agreement to the Facility Agreement howsoever characterised shall with effect from the date hereof be references to the Facility Agreement as amended by this Agreement.

     3.3 On the date hereof, the Obligors represent and warrant that no Event of Default or Potential Event of Default has occurred which has not been remedied or otherwise waived by the Banks and no Event of Default or Potential Event of Default would occur as a result of the Obligors entering into this Agreement.

     3.4 The Company shall reimburse the Agents and the Banks for reasonable costs and expenses (including reasonable legal fees) incurred by them and their professional advisers in connection with the negotiation, preparation and execution of this Agreement and any related documentation.

     3.5 This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when executed and delivered together shall constitute one and the same instrument.

     3.6 The Facility Agreement shall continue in full force and effect as amended by this Agreement and, for the avoidance of doubt, each of the Guarantors reaffirms the Guarantee contained in Clause 23 of the Facility Agreement and agrees that such Guarantee continues in full force and effect notwithstanding this Agreement.

     3.7 Nothing contained herein, shall constitute a waiver of any Event of Default or Potential Event of Default and the Banks expressly reserve all or any rights and remedies they may have in relation to the same.

     3.8 The Company shall procure by no later than 15 January 2000 that it delivers to the Facility Agent a copy of the resolutions of the members of each Obligor certified by an Authorised Signatory (or appropriately authorised person of such Obligor) ratifying, approving, and confirming the execution and delivery of this Agreement by the Company as Obligors' Agent and any other communication or documents delivered by or on behalf of each Obligor in connection herewith.

     3.9 This Agreement shall be governed by and construed in accordance with English law.

     3.10 Clause 38 (Jurisdiction) of the Facility Agreement shall be deemed to apply as if it had been set out in full in this Agreement.

                                   SCHEDULE 1

                                 The Borrowers

Raleigh Industries Limited

Sturmey-Archer Limited

Derby Holding (Deutschland) GmbH

Koninklijke Gazelle BV

The Derby Cycle Corporation

Raleigh Industries of Canada Limited

Raleigh Europe B.V.

Raleigh B.V.

Englebert Wiener Bike Parts GmbH

Winora-Staiger GmbH

Derby Holding Limited

Raleigh Fahrrader GmbH

Derby Cycle Werke GmbH

Raleigh International Limited

Curragh Finance Company

Raleigh Ireland Limited

                                  SCHEDULE 2

                                The Guarantors

Derby Holding Limited

Raleigh Industries Limited

Raleigh International Limited

Sturmey-Archer Limited

Raleigh Industries of Canada Limited

The Derby Cycle Corporation

Raleigh BV

Raleigh Europe BV

Koninklijke Gazelle BV

Derby Nederland BV

Derby Holding BV

Sturmey-Archer Europa BV

Lyon Investments BV

Derby Holding (Deutschland) GmbH

Raleigh Fahrrader GmbH

NW Sportgerate GmbH

Derby Cycle Werke GmbH

Englebert Wiener Bike Parts GmbH

Univega Worldwide Licence GmbH

Univega Beteiligungen GmbH

Univega Bikes & Sports Europe GmbH

Derby Fahrrader GmbH

Derby WS Vermogenswerwaltungs GmbH

Winora-Staiger GmbH

Curragh Finance Company

Raleigh Ireland Limited

InterDerby Group Finance N.V.

The British Cycle Corporation Limited

BSA Cycles Limited

Triumph Cycle Co. Limited

Raleigh (Services) Limited

Derby Sweden AB

                                   SCHEDULE 3

                                   The Banks

Name

The Chase Manhattan Bank

ABN Amro Bank N.V.

Bank of Scotland

BHF - Bank AG

Dresdner Bank AG, New York and Grand Cayman
Branches

Lloyds TSB Bank Plc

HSBC Bank Plc

Scotia Bank Europe plc

The Bank of Nova Scotia

The Sumitomo Bank, Limited

Banque Nationale de Paris

San Paolo IMI SPA

Kredietbank (Nederland) N.V.

Oldenburgische Landesbank AG

The Governor and Company of the Bank of Ireland

The Industrial Bank of Japan, Limited

                                  SCHEDULE 4

                   Further Amendments to Facility Agreement

1. Clause 1.1 (Definitions) shall be amended by the insertion of a definition of Net Proceeds as follows:-

"Net Proceeds" means in respect of the sale of the property described at Clause 19.5(xiii), the full amount of cash proceeds realised on such sale less the reasonable costs of such sale for which purpose (a) such proceeds shall be taken to include, in addition to consideration directly attributable to the sale of such property, any amount owing to and set-off by the relevant purchaser and (b) "reasonable costs of disposal" includes legal fees, agents' commissions, auditors' fees, registration fees but excluding restructuring costs provided that Net Proceeds are not less than (Pounds)8,400,000.

2. The definition of "Cash Collateral Amount" in clause 6.10 shall be deleted and replaced with the following definition:-

  "Cash Collateral Amount" in relation an Obligor, means an amount from time to time standing to the credit of such account of such Obligor from time to time subject to the terms of a Debenture or an Irish Debenture relating to such Obligor but excluding for the avoidance of doubt any amount standing to the credit of the Land Sale Account."

3. Clause 19.5 (Negative Undertakings) shall be amended by the insertion of a new sub-clause 19.5 (xiii) as follows:-

     "(xiii) (a)  the whole of the land and buildings comprised in title number
                  NT337369 owned by Sturmey-Archer Limited;

             (b) the whole of the land and buildings comprised in title number P173612 owned by Derby Holding Limited;

             (c) that part of land and building comprised in title number NT329065 owned by Raleigh Industries Limited shown hatched on the plan annexed (but not any other land in that title); and

             (d) that part of the land and buildings comprised in title number NT127908 owned by Derby Holding Limited shown hatched on the plan annexed (but not any other land in that title).

     together (the "Nottingham Property") provided that immediately upon such sale the Net Proceeds of such sale are placed in account number 23659101, sort code 60-90-42 held at The Chase Manhattan Bank in the names of the relevant Obligors (and over which security has been granted to the Security Trustee for and on behalf of the Secured Beneficiaries) and upon such terms as the Security Agent may require (the "Land Sale Account")."

4.   Clause 19.5(e)(i) shall be deleted and replaced with the following:

             "(i) sell or otherwise dispose of any of their respective assets on terms whereby such asset or assets are or may be leased to, or re-acquired or acquired by, any Group Member other than a lease back of the Nottingham Property on terms acceptable to the Facility Agent."

THE DERBY CYCLE CORPORATION                      )
for itself and on behalf of each of the          )
Borrowers and Guarantors as Obligors' Agent      )

By:

CHASE MANHATTAN INTERNATIONAL                    )
LIMITED for itself and as the Facility           )
Agent and Security Agent and for and on behalf   )
of the Arranger and each of the Banks (other     )
than Lloyds TSB Bank Plc, Scotia Bank Europe     )
plc and The Bank of Nova Scotia)                 )

By:

LLOYDS TSB BANK PLC

By:

SCOTIA BANK EUROPE PLC

By:

THE BANK OF NOVA SCOTIA

By: